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                                                                     Exhibit 99


                        THE PERKIN-ELMER CORPORATION

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON __________ __, 1999

        The undersigned shareholder(s) of The Perkin-Elmer Corporation (the "Corporation") hereby appoints TONY L. WHITE, DENNIS L. WINGER, WILLIAM B.
P SAWCH, and each of them, as proxy or proxies, with power of substitution to vote all shares of Common Stock of the Corporation which the undersigned
R is entitled to vote (including shares, if any, held on behalf of the undersigned, and indicated on the reverse hereof, by BankBoston, N.A.,
O under the Corporation's dividend reinvestment plan and by ChaseMellon Shareholder Services, L.L.C. under the Corporation's employee stock
X purchase plans) at the Special Meeting of Shareholders and at any adjournment or adjournments thereof, as indicated on the reverse side
Y hereof, and, in their discretion, upon such other matters as may properly come before the meeting, all as more fully described in the Proxy Statement for such Special Meeting.

        THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OR, IF NO DIRECTION IS GIVEN, IT WILL BE VOTED FOR EACH OF THE PROPOSALS.

                                                                ----------------
                                                                   SEE REVERSE
                  CONTINUED, AND TO BE SIGNED ON REVERSE SIDE         SIDE
                                                                ----------------

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PERKIN ELMER

                           YOUR VOTE IS IMPORTANT


           PLEASE VOTE YOUR PREFERENCES ON THE PROXY CARD BELOW.
       SIGN, DATE, AND RETURN YOUR PROXY AS SOON AS POSSIBLE IN THE
                     ENCLOSED PRE-ADDRESSED ENVELOPE.




                              DETACH HERE

     PLEASE MARK
/X/  VOTES AS IN
     THIS EXAMPLE.

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                                        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.

                                                                                                 FOR   AGAINST   ABSTAIN
                                        1.  Approval of the Recapitalization Proposal.           / /     / /       / /

                                        2.  Approval of The Perkin-Elmer Corporation/            / /     / /       / /
                                            Perkin-Elmer Group 1999 Stock Incentive Plan.

                                        3.  Approval of The Perkin-Elmer Corporation/            / /     / /       / /
                                            Celera Genomics Group 1999 Stock Incentive Plan.

                                                 MARK HERE                  MARK HERE
                                                 FOR ADDRESS    / /         IF YOU PLAN    / /
                                                 CHANGE AND                 TO ATTEND
                                                 NOTE AT LEFT               THE MEETING


                                        PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. IF ACTING AS ATTORNEY,
                                        EXECUTOR, TRUSTEE, OR IN REPRESENTATIVE CAPACITY, SIGN NAME AND TITLE.


Signature:__________________________ Date:_________ Signature:_________________________ Date:________

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